Filed under Rule 497(k)
Registration No. 333-111662

SunAmerica Specialty Series

AIG Focused Alpha Large-Cap Fund

(the “Fund”)

Supplement dated May 24, 2019, to the Fund’s

Summary Prospectus dated February 28, 2019, as supplemented and amended to date

In the section entitled “Fund Highlights: AIG Focused Alpha Large-Cap Fund,” on page 5 of the Summary Prospectus, the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Thomas F. Marsico	2005	Portfolio Manager and Chief Investment Officer (Marsico)
Brandon Geisler	2019	Portfolio Manager and Senior Analyst (Marsico)
Antonio DeSpirito	2017	Managing Director and Portfolio Manager (BlackRock)
Carrie King	2017	Managing Director and Portfolio Manager (BlackRock)
Todd Burnside	2017	Director and Portfolio Manager (BlackRock)

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_ALCSP_2-19